Exhibit 9.3
                            TDS (DERMATOLOGY) LIMITED

                              DIRECTORS' REPORT AND
                              FINANCIAL STATEMENTS

                               FOR THE YEAR ENDED
                                31 DECEMBER 2001

TDS (DERMATOLOGY) LIMITED

COMPANY INFORMATION


Directors                                         R. Coomber
                                                  K. Freeman

Secretary                                         R.A. Waterer

Company number                                    3687072

Registered office                                 The Innovation Centre
                                                  University of Wales Swansea
                                                  Singleton Park
                                                  Swansea
                                                  SA2 8PP

Auditors                                          BKR Haines Watts
                                                  9-21 Princess Street
                                                  Albert Square
                                                  Manchester
                                                  M2 4DN

TDS (DERMATOLOGY) LIMITED

CONTENTS

                                                                       Page

Directors' report                                                      F1 - F2

Independent auditors' report                                           F3

Profit an loss account                                                 F4

Balance sheet                                                          F5

Notes to the financial statements                                      F6 - F9

The following pages do not form part of the audited accounts:

Detailed trading profit and loss account                               F10

Schedule of administrative expenses                                    F11

TDS (DERMATOLOGY) LIMITED

DIRECTORS' REPORT
FOR THE YEAR ENDED 31 DECEMBER 2001


The directors present their report and financial statements for the year ended 31 December 2001.

Principal activities

The principal activity of the company during the year was that of remote medical diagnosis.

Results

The results for the year are set out in the profit and loss account on page 3. During the year the Company changed its year end to 31st December 2001, consequently the comparative figures are for the year ended 30th June 2001.

Directors

The following directors have held office since 1 January 2001:

R. Coomber
K. Freeman

Directors' interests

The directors' interests in the shares of the company were as stated below:

                                             Ordinary shares of (pound) 1 each
                                          31 December 2001      1 January 2001
R. Coomber                                              --                  --
K. Freeman                                              --                  --

K. Freeman and R. Coomber have interests in the shares of the holding company and their interests are shown in the accounts of that company.

Auditors

BKR Haines Watts were appointed auditors to the company and in accordance with
Section 385 of the Companies Act 1985, a resolution proposing that they be re-appointed will be put to the Annual General Meeting.

TDS (DERMATOLOGY) LIMITED

FOR THE YEAR ENDED 31 DECEMBER 2001

Directors' responsibilities

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to:

-     select suitable accounting policies and then apply them consistently;

-     make judgements and estimates that are reasonable and prudent;

- prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position for the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

This report has been prepared in accordance with the special provisions of part VII of the Companies Act 1985 relating to small companies.

By order of the board


R. A. Waterer
Secretary
12 August 2002

TDS (DERMATOLOGY) LIMITED

INDEPENDENT AUDITORS' REPORT
TO THE SHAREHOLDERS OF TDS (DERMATOLOGY) LIMITED

We have audited the financial statements of TDS (DERMATOLOGY) LIMITED on pages 4 to 9 for the year ended 31 December 2001. These financial statements have been prepared in accordance with the Financial Reporting Standard for Smaller Entities (effective June 2002), under the historical cost convention and the accounting policies set out therein.

Respective responsibilities of the directors and auditors. As described in the statement of directors' responsibilities on page 2 the company's directors are responsible for the preparation of the financial statements in accordance with applicable law and United Kingdom Accounting Standards.

Our responsibility is to audit the financial statements in accordance with relevant legal and regulatory requirements and United Kingdom Auditing Standards.

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report to you if, in our opinion, the directors' report is not consistent with the financial statements, if the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors' remuneration and transactions with the company is not disclosed.

We read the directors' report and consider the implications for our report if we become aware of any apparent misstatements within it.

Basis of audit opinion

We conducted our audit in accordance with United Kingdom auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Going concern

In forming our opinion, we have considered the adequacy of the disclosures made in note 1 of the financial statements concerning the uncertainty as to the continuation and renewal of the company's bank overdraft facility. In view of the significance of this uncertainty we consider that it should be drawn to your attention but our opinion is not qualified in this respect.

Opinion

In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 31 December 2001 and of its profit for the year then ended and have been properly prepared in accordance with the Companies Act 1985.

BKR Haines Watts                                   12 August 2002

Chartered Accountants                              9-21 Princess Street
Registered Auditor                                 Albert Square
                                                   Manchester
                                                   M2 4DN

TDS (DERMATOLOGY) LIMITED

PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED 31 DECEMBER 2001

                                                                      Year                 Year
                                                                     ended                 ended
                                                               31 December              30 June
                                                                      2001                 2001
                                                   Notes           (pound)              (pound)
Turnover                                                           753,255              453,807

Cost of sales                                                     (411,105)            (208,894)
                                                                 ---------            ---------
Gross profit                                                       342,150              250,913

Administrative expenses                                           (325,580)            (285,812)
                                                                 ---------            ---------
Operating profit/(loss)                              2              16,570              (34,899)

Interest payable and similar charges                               (12,760)              (3,451)
                                                                 ---------            ---------
Profit/(loss) on ordinary activities
before taxation                                                      3,810              (38,350)

Tax on profit/(loss) on ordinary activities          3                  --                   --
                                                                 ---------            ---------
Profit/(loss) on ordinary activities
after taxation                                       9               3,810              (38,350)
                                                                 =========            =========

TDS (DERMATOLOGY) LIMITED

BALANCE SHEET
AS AT 31 DECEMBER 2001

                                                                        Dec 2001                    June 2001
                                                     Notes        (pound)       (pound)        (pound)      (pound)
Fixed assets
Tangible assets                                        4                          6,501                       1,235

Current assets
Debtors                                                5          235,094                      292,647
Cash at bank and in hand                                              200                           50
                                                                 --------                     --------
                                                                  235,294                      292,697
Creditors:  amounts falling due within
one year                                               6         (255,654)                    (295,579)
                                                                 --------                     --------
Net current liabilities                                                         (20,360)                    (2,820)
                                                                                -------                   --------
Total assets less current liabilities                                           (13,859)                    (1,647)

Creditors: amounts falling due after
more than one year                                     7                        (30,833)                   (33,333)
                                                                                -------                   --------

                                                                                (44,692)                   (34,980)
                                                                                =======                   ========
Capital and reserves
Called up share capital                                8                            100                        100
Share premium account                                  9                         14,996                     14,996
Profit and loss account                                9                        (59,788)                   (50,076)
                                                                                -------                   --------
Shareholders' funds                                                             (44,692)                   (34,980)
                                                                                =======                   ========

These financial statements have been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies and with the Financial Reporting Standard for Smaller Entities (effective March
2000).

The financial statements were approved by the Board on 12 August 2002

R. Coomber                              K. Freeman
Director                                Director

TDS (DERMATOLOGY) LIMITED

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2001

1     Accounting policies

1.1   Accounting convention

      The financial statements are prepared under the historical cost convention and in accordance with the Financial Reporting Standard for Smaller Entities (effective March 2000).

      The company meets its day to day working capital requirements through an overdraft facility and the continued support of the crown and its suppliers. The directors are currently in the process of preparing a prospectus to obtain equity funding in order to provide a cash injection. The directors have reviewed the business projections for 12 months from the date of their approval of these financial statements. On the basis of the business review and discussions with their advisors and main creditors, the directors consider the company will continue to operate as a going concern and have prepared the financial statements on this basis.

1.2   Turnover

      Turnover represents amounts receivable for goods and services net of VAT and trade discounts

1.3   Tangible fixed assets and depreciation

      Tangible fixed assets are stated at cost less depreciation. Depreciation is provided at rates calculated to write off the cost less estimated residual value of each asset over its expected useful life, as follows:

      Medical equipment                           20% Straight line
      Computer and camera equipment               25% Straight line
      Fixtures, fittings & equipment              20% Straight line

1.4   Leasing

      Rentals payable under operating leases are charged against income on a straight line basis over the lease term.

1.5   Deferred taxation

      Deferred taxation is provided at appropriate rates on all timing differences using the liability method only to the extent that, in the opinion of the directors, there is a reasonable probability that a liability or asset will crystallise in the foreseeable future.

1.6   Comparatives

      This year the company has not taken advantage of the audit exemption available, consequently the comparative figures shown for the year ended 30th June 2001 have not been audited.

2     Operating profit/(loss)                               Dec 2001  June 2001
                                                             (pound)    (pound)
         Operating profit/(loss) is stated after charging:
         Depreciation of tangible assets                       1,955        343
         Auditors' remuneration                                3,800         --
         Directors' emoluments                                45,574    111,626
                                                             -------    -------

3     Taxation

      The directors do not expect a tax liability to crystallise due to trading losses in previous periods.

TDS (DERMATOLOGY) LIMITED
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 31 DECEMBER 2001

4     Tangible fixed assets

                                                                             Other
                                                      Land and            tangible
                                                     buildings        fixed assets               Total
                                                       (pound)             (pound)             (pound)
     Cost
     At 1 January 2001                                      --              36,698              36,698
     Additions                                           1,569              10,830              12,399
     Disposals                                              --             (40,390)            (40,390)
                                                    ----------           ---------          ----------
     At 31 December 2001                                 1,569               7,138               8,707
                                                    ----------           ---------          ----------
     Depreciation
     At 1 January 2001                                      --              12,590              12,590
     On disposals                                           --             (12,339)            (12,339)
     Charge for the year                                   314               1,641               1,955
                                                    ----------           ---------          ----------
     At 31 December 2001                                   314               1,892               2,206
                                                    ----------           ---------          ----------
     Net book value
     At 31 December 2001                                 1,255               5,246               6,501
                                                    ==========            =========         ==========
     At 30 June 2001                                        --               1,235               1,235
                                                    ==========            =========         ==========

5     Debtors

                                                                          Dec 2001           June 2001
                                                                           (pound)             (pound)

     Trade debtors                                                         105,578             174,631
     Other debtors                                                         129,516             118,016
                                                                        ----------          ----------
                                                                           235,094             292,647
                                                                        ==========          ==========

TDS (DERMATOLOGY) LIMITED
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 31 DECEMBER 2001


6    Creditors: amounts falling due within one year                                     Dec 2001           June 2001
                                                                                         (pound)             (pound)
     Bank loans and overdrafts                                                             1,101              20,971
     Trade creditors                                                                      16,112              12,808
     Taxation and social security                                                         91,836              75,474
     Other creditors                                                                     145,605             186,236
                                                                                      ----------          ----------
                                                                                         255,654             295,579
                                                                                      ==========          ==========


      The bank overdraft is secured by a fixed and floating charge over all of the company's assets.

7     Creditors: amounts falling due after more than one year                            Dec 2001           June 2001
                                                                                          (pound)             (pound)
     Other creditors                                                                      30,833              33,333
                                                                                      ==========          ==========

     Analysis of loans
     Wholly repayable within five years                                                   77,833              80,333
     Included in current liabilities                                                     (47,000)            (47,000)
                                                                                      ----------          ----------
                                                                                          30,833              33,333
                                                                                      ==========          ==========

8      Share capital                                                                    Dec 2001           June 2001
                                                                                         (pound)             (pound)
     Authorised
     100 Ordinary shares of(pound)1 each                                                     100                 100
                                                                                      ==========          ==========
     Allotted, called up and fully paid
     100 Ordinary shares of(pound)1 each                                                     100                 100
                                                                                      ==========          ==========

                                                                                           Share          Profit and
                                                                                         premium                loss
9      Statement of movements on reserves                                                account             account
                                                                                         (pound)             (pound)
     Balance at 1 January 2001                                                            14,996            (63,598)
     Retained profit for the period                                                            -              3,810
                                                                                      ----------          ----------
                                                                                          14,996            (59,788)
                                                                                      ==========          ==========

TDS (DERMATOLOGY) LIMITED
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 31 DECEMBER 2001

10    Financial commitments

      AT 31 December 2001 the company had annual commitments under non-cancelable operating leases as follows:

                                                       Dec 2001      June 2001
                                                        (pound)        (pound)
      Expiry date:
      Between two and five years                         51,820             --
                                                      =========      =========

11    Transactions with directors

      The following directors had interest free loans during the year. The movement on these loans are as follows:

                                                                              Amount outstanding             Maximum
                                                                    Dec 2001           June 2001           In period
                                                                                         (pound)              (pound)
      Director's current account (debit bal)                          14,278              10,039              14,278
      Director's current account (debit bal)                          20,704              20,327              20,704
                                                                      ======              ======              ======

      Included within consultation costs is (pound)67,128 that was paid to K. Freeman, who is a director of the company, in regard to services provided by himself.

12    Control

      The ultimate parent company is TDS (Telemedicine) Limited, a company registered in England and Wales.

TDS (DERMATOLOGY) LIMITED

DETAILED TRADING AND PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED 31 DECEMBER 2001

                                                                                                          Year ended
                                                                        Year ended                           30 June
                                                                  31 December 2001                              2001
                                                        (pound)            (pound)           (pound)         (pound)
     Turnover
     Consultations                                                         753,255                           453,807
     Cost of sales
     Consultations                                      204,175                              78,151
     Travel costs                                        31,903                              15,715
     Medical sundries                                    16,759                               4,309
     Clinic rental                                       11,596                               9,005
     Wages and salaries (excl. N.I.                     104,528                              76,233
     Employer's N.I. contributions                        9,575                                  --
     Equipment lease                                     32,569                              19,481
                                                     ----------                          ----------
                                                                         (411,105)                         (202,894)
                                                                        ---------                         ---------
     Gross profit                                   45.42%                342,150        55.29%             250,812
                                                                        ---------                         ---------

     Administrative expenses                                             (325,850)                         (285,812)
                                                                        ---------                         ---------

     Operating profit/(loss)                                               16,570                           (34,899)

     Interest payable
     Bank interest paid                                   4,480                               1,518
     Factor interest paid                                 2,730                               1,933
     Other interest paid                                  5,550                                  --
                                                     ----------                          ----------
                                                                          (12,760)                           (3,451)
                                                                        ---------                         ---------
     Profit/(loss) before taxation                   0.51%                  3,810        8.45%              (38,350)
                                                                        =========                         =========

TDS (DERMATOLOGY) LIMITED

SCHEDULE OF ADMINISTRATIVE EXPENSES
FOR THE YEAR ENDED 31 DECEMBER 2001

                                                 Year                Year
                                                ended               ended
                                          31 December             30 June
                                                 2001                2001
                                              (pound)              (pound)
Administrative expenses
Wages and salaries (excl. N.I.)               116,615              59,473
Directors' remuneration                        45,574             111,626
Employer's N.I. contributions                  13,602               7,888
Rent re operating leases                       11,021               5,508
Insurance                                       3,750               2,618
Repairs and maintenance                           147                  --
Printing, postage and stationery               33,875              24,240
Advertising                                        --               1,003
Telephone                                      22,150              16,073
Computer running costs                            948               1,083
Motor vehicle leasing                           9,449                  --
Travelling & Motor expenses                    38,523              30,960
Legal and prof fees - allowable                 7,377                  --
Accountancy                                     8,663              10,265
Audit fees                                      3,800                  --
Bank charges                                    6,281              12,007
Factoring charges                              10,418               5,688
Sundry expenses - allowable                     2,137               2,952
Subscriptions - allowable                       2,023               2,364
Depreciation on plant and machinery             1,395                  --
Depreciation on FF & E                            560                 343
Profits/losses on disp of tangibles           (12,728)             (8,279)
                                            ---------           ---------
                                              325,580             285,812
                                            =========           =========
                           tds (Telemedicine) Limited

                                FINANCIAL REPORT

                                DECEMBER 31, 2001

                                    CONTENTS

                                                                         Page

INDEPENDENT AUDITOR'S REPORT..............................................F-13*


FINANCIAL STATEMENTS

     Consolidated Balance Sheet...........................................F-14

     Consolidated Statement of Operations.................................F-15

     Consolidated Statement of Changes in Members' Equity.................F-16

     Consolidated Statement of Cash Flows.................................F-17*

     Notes to Consolidated Financial Statements...........................F-18

* to be filed by amendment
                           tds (TELEMEDICINE) LIMITED
                           CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 2001

                                     ASSETS

CURRENT ASSETS
    Cash                                                              $     290
    Trade accounts receivable                                           246,996
    Receivable from directors                                            50,863
    Prepaid expenses                                                      8,960
                                                                      ---------

          Total current assets                                          307,109

PROPERTY AND EQUIPMENT, at cost
    Medical equipment                                                     2,275
    Other                                                                10,354
                                                                      ---------

                                                                         12,629
    Less accumulated depreciation                                         3,203
                                                                      ---------

                                                                          9,426
                                                                      ---------

TOTAL ASSETS                                                          $ 316,535
                                                                      =========

                               LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES
    Notes payable                                                     $ 112,858
    Checks issued in excess of bank balances                              1,596
    Accounts payable                                                    105,409
    Taxes payable                                                       133,162
    Other accrued expenses                                               62,380
                                                                      ---------

          Total liabilities                                             415,405

MEMBERS' EQUITY
    Ordinary shares of 50 pence each; 2,000,000 shares
       authorized and issued; 100 shares outstanding                        158
    Additional paid-in capital                                           23,695
    Accumulated other comprehensive income                               (1,696)
    Accumulated deficit                                                (121,027)
                                                                      ---------

                                                                        (98,870)
                                                                      ---------

TOTAL LIABILITIES AND MEMBERS' EQUITY                                 $ 316,535
                                                                      =========
                           tds (TELEMEDICINE) LIMITED
                      CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001

OPERATING REVENUES
     Medical consultations                                          $ 1,085,290
                                                                    -----------

              Total operating revenues                                1,085,290

COST OF SALES                                                           592,320
                                                                    -----------

              Gross profit                                              492,970

GENERAL AND ADMINISTRATIVE                                              502,947
                                                                    -----------

              Loss from operations                                       (9,977)

OTHER INCOME (EXPENSE)
     Interest expense                                                   (18,385)
                                                                    -----------

              Loss before income tax                                    (28,362)

INCOME TAX                                                                   --
                                                                    -----------

              Net loss                                                 ($28,362)
                                                                    ===========

Loss per share:
     Basic                                                          $    283.62
                                                                    ===========

Weighted average number
     of shares outstanding
        Basic                                                               100
                                                                    ===========
                           tds (TELEMEDICINE) LIMITED
              CONSOLIDATED STATEMENT OF CHANGES IN MEMBERS' EQUITY
                          YEAR ENDED DECEMBER 31, 2001

                                                                                  Other
                                                              Additional       Accumulated
                                           Common Stock         Paid-in       Comprehensive     Accumulated
                                        Shares     Amount       Capital          Income           Deficit         Total
                                        ------     ------       -------          ------           -------         -----
Balance, January 1, 2001                   100       $158       $23,695         ($3,940)         ($92,665)     ($72,752)
    Other comprehensive income              --         --            --           2,244                --
    Net loss                                --         --            --              --           (28,362)

        Total comprehensive income          --         --            --              --                --       (26,118)
                                        ------     ------       -------          ------         ---------      --------
Balance, December 31, 2001                 100       $158       $23,695         ($1,696)        ($121,027)     ($98,870)
                                        ======     ======       =======          ======         =========      ========

                           tds (TELEMEDICINE) LIMITED
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Principles of Consolidation and Presentation

            tds (Telemedicine) Limited (the Company) is a private company incorporated under the Companies Act 1985 in the United Kingdom. The consolidated financial statements include the accounts of tds (Telemedicine) Limited and its wholly owned subsidy, tds (Dermatology) Limited.

            All intercompany transactions and balances have been eliminated upon consolidation.

      Nature of Operations

            The Company utilizes the internet and digital and voice communication technology to bridge the separation between medical patients and diagnosing physicians when medical conditions exist in which the patient and the physician are separated by space, time or both. Since 1998, the Company has been providing these services to the National Health Service in the United Kingdom. Expansion of these services to the United States of America is anticipated in future years.

      Revenue

            Revenue from medical consultations are recognized as services are rendered.

      Property and Equipment

            Property and equipment are stated at cost. Depreciation is provided over the estimated useful lives of the assets primarily by the straight-line method as follows:

            Computer equipment                                        4 years
            Medical equipment                                         5 years
            Other                                                     5 years

      Earnings (Loss) Per Common Share

            Basic earnings (loss) per common share are computed based on the weighted average number of common shares outstanding for the period. The Company does not have any other potential common shares.

      Cash Flows Presentation

            For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with maturities of three months or less to be cash equivalents.

      Advertising

            The Company expenses all advertising costs as incurred. Expense for the year ended December 31, 2001 was immaterial.

                           tds (TELEMEDICINE) LIMITED
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

      Allowance for Doubtful Accounts

            All receivables for which collection is doubtful have been written off by management. Thus, no allowance is included in the accompanying financial statements.

      Use of Estimates

            The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Financial Instruments

            Financial instruments of the Company consist of cash and cash equivalents, accounts receivable, accounts payable and notes payable. Recorded values of cash, receivables and payables approximate fair values due to short maturities of the instruments.

      Long-lived Assets

            Long-lived assets to be held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The Company continuously evaluates the recoverability of its long-lived assets based on estimated future cash flows and the estimated liquidation value of such long-lived assets, and provides for impairment if such undiscounted cash flows are insufficient to recover the carrying amount of the long-lived assets.

      Foreign Currency Translation

            Assets, liabilities and operations of subsidiaries are recorded based on the functional currency of each entity. For the foreign operations, the functional currency is the local currency, in which case the assets, liabilities, and operations are translated, for consolidation purposes, at current exchange rates from the local currency to the reporting currency, the U. S. dollar. The resulting gains or losses are reported as a component of stockholders' equity.

      NOTE 2. CONCENTRATIONS OF CREDIT RISK

            Financial instruments, which potentially subject the Company to concentrations of credit risk, consist of cash equivalents and trade receivables. All cash is maintained in banks in the United Kingdom.

            Concentrations of credit risk with respect to trade receivables consist principally of medical service customers operating within the United Kingdom.

            No allowance for doubtful accounts has been provided for trade accounts receivable since recorded amounts are determined to be fully collectible.

NOTE 3.   NOTES PAYABLE

      Notes payable consist of the following at December 31, 2001:

            Note payable to an individual, interest at 15%, no stated payment terms, classified in accompanying financial statements as due on
            demand                                                     $ 10,150
                           tds (TELEMEDICINE) LIMITED
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3.   NOTES PAYABLE-continued

      Note payable to an individual, unsecured, due January
      15, 2002, with interest at 15%                                     43,500

      Note payable to a financial institution, unsecured,
      interest at 1.25% above the prevailing bank base rate
      at time of borrowing; original term for five years;
      classified in accompanying financial statements as due
      on demand due to default under loan agreement                      59,208

      Total notes payable                                              $112,858
                                                                       ========

NOTE 4.   INCOME TAXES

      Deferred income tax assets and liabilities are computed annually for differences between financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

      The Company federal tax provision consists of the following:

         Current                                                        $    --
         Deferred                                                            --
                                                                        -------

                                                                        $    --
                                                                        =======

      The income tax provision differs from that computed by applying statutory rates to net income as follows:

         Taxes at statutory rates                                       $ 9,643
         Losses no providing tax benefits                                (9,643)
                                                                        -------
                                                                             --
         Tax provision                                                  $    --
                                                                        ========

      At March 31, 2002, the deferred tax asset and liability balances are as follows:

         Deferred tax asset
              Net operating loss                                        $35,448

         Deferred tax liability
              Depreciation                                               (9,280)
                                                                        -------

         Net deferred tax asset                                          26,168
         Valuation allowance                                            (26,168)
                                                                        -------
                                                                        $    --
                                                                        =======

      The net change in the valuation allowance for 2001 is an increase of approximately $9,600. The deferred tax asset is due to the net operating loss carryover.

      The Company has a net operating loss carryover of approximately $100,000 available to offset future income for income tax reporting purposes.

                           tds (TELEMEDICINE) LIMITED
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5.   COMPREHENSIVE INCOME

      Comprehensive income consists of the following for the year ended December 31, 2001:

         Other comprehensive income:
              Foreign currency translation gain                         $ 2,244
              Reclassification adjustment                                    --
              Tax effect                                                     --
                                                                        -------
         Net foreign currency translation gain                          $ 2,244
                                                                        ========

      Accumulated other comprehensive income (loss) consists entirely of foreign currency translation adjustments.

NOTE 6.   SUBSEQUENT EVENT

      On December 18, 2002, the Company and its parent, tds (Telemedicine) Inc. consummated a merger with Surf Group Inc., a United States corporation.

NOTE 7.   TRANSFER OF TRADE RECEIVABLES

     The Company has entered into a factoring agreement with Royal Bank of Scotland Commercial Services Limited. This agreement does not meet the criteria for sales recognition and, accordingly, is accounted for as a secured borrowing with a pledge of collateral.

     Included in accounts payable is $93,908 of proceeds from factoring $111,142 of trade accounts receivable at December 31, 2001.